               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                  Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) December 17, 1997


                      THE FIFTH THIRD BANK
      (Exact name of registrant as specified in its charter)


       Ohio                      333-856           31-0854433
(State or other jurisdiction  (Commission        (IRS Employer
   of incorporation)           File Number)   Identification No.)


 38 Fountain Square Plaza, Cincinnati, Ohio              45263
 (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code  (513)579-5300

                         Not Applicable
     (Former name or address, if changed since last report.)

Item 5.  Other Events

     None


Item 7.  Financial Statements and Exhibits

     EXHIBIT NO.         DOCUMENT DESCRIPTION
        20               Monthly Servicing Report


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   The Fifth Third Bank
                                       (Registrant)



Date:  December 17, 1997               /s/Roger W. Dean
                                   Roger W. Dean, Controller